UNITED STATES
SECURITY AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2014
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National Presto Industries, Inc.
(Exact name of registrant as specified in this chapter)

Wisconsin	1-2451	39-0494170
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

3925 North Hastings Way Eau Claire, Wisconsin	54703-3703
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: 715-839-2121

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 31, 2014, the registrant received notice that after 43 years with the Company and 11 years as Vice President of Engineering, pursuant to personal plans, Lawrence J. Tienor will retire and resign his Officer position as of February 27, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

Date: November 3, 2014	By:	/s/ Maryjo Cohen
Maryjo Cohen, President and Chief Executive Officer